UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2011
NetLogic Microsystems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50838 (Commission File Number)	77-0455244 (I.R.S. Employer Identification Number)
3975 Freedom Circle, Santa Clara, CA 95054
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 454-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On September 13, 2011, NetLogic Microsystems, Inc. (“NetLogic Microsystems”) will give a presentation, together with Broadcom Corporation (“Broadcom”), at the Deutsche Bank Securities’ 2011 Technology Conference. The presentation is attached as Exhibit 99.1 to this report and is incorporated by reference in response to this item.
Item 8.01 Other Events.
On September 12, 2011, NetLogic Microsystems participated in a conference call with analysts and investors to discuss the contemplated acquisition of NetLogic Microsystems by Broadcom. See Exhibit 99.2 for information on where you can view this item.
Cautions Regarding Forward-Looking Statements
All statements included as exhibits or incorporated by reference in this Current Report on Form 8-K (including the exhibits thereto), other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Examples of such forward looking statements include, but are not limited to, the expected closing date of the transaction, the potential benefits of the transaction, any statements of plans, strategies, objectives, any statements of expectation or belief. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.. These factors include, but are not limited to, the following: the possibility that the acquisition of NetLogic Microsystems by Broadcom may not be completed; regulatory approvals that might be required for the acquisition might not be obtained on the terms expected and obtaining any such approvals or any other necessary regulatory reviews may not occur on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing and completion of the acquisition; as well as other factors concerning NetLogic Microsystems (which may be applicable to the combined company following the transaction) discussed in “Risk Factors” under Item 1A. of NetLogic Microsystems’ Annual Report on Form 10-K for the most recently ended fiscal year and its other filings from time to time with the SEC, which are available at http://www.sec.gov. All forward-looking statements in this release are qualified in their entirety by this cautionary statement, and no person undertakes any obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this report.
Additional information about the Merger and Where to Find It
In connection with the proposed transaction, NetLogic Microsystems intends to file a definitive proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, stockholders of NetLogic Microsystems are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents to be filed by NetLogic Microsystems with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from NetLogic Microsystems’ website at www.netlogicmicro.com or by contacting NetLogic Microsystems Investor Relations at: investors@netlogicmicro.com. Investors and security holders of NetLogic Microsystems are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

NetLogic Microsystems and Broadcom and each of their respective executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from NetLogic Microsystems’s stockholders in favor of the proposed transaction. A list of the names of NetLogic Microsystems’s executive officers and directors and a description of their respective interests in NetLogic Microsystems are set forth in NetLogic Microsystems’s annual report on Form 10-K for the fiscal year ended December 31, 2010, the proxy statement for NetLogic Microsystems’s 2011 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Certain executive officers and directors of NetLogic Microsystems have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement relating to the merger when it becomes available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Broadcom’s executive officers and directors by reading Broadcom’s proxy statement for its 2011 Annual Meeting of Shareholders.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this document:

Exhibit No.	Description
99.1	Slides used in the Deutsche Bank Securities’ 2011 Technology Conference on September 13, 2011.

99.2	Transcript from investor conference call on September 12, 2011 is attached as Exhibit 99.1 to the Current Report of Broadcom Corporation dated September 12, 2011 on Form 8-K filed with the Securities and Exchange Commission on September 13, 2011 (Commission File Number 000-23993), which Exhibit is incorporated by reference pursuant to Exchange Act Rule 12b-32(a).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.
Date: September 13, 2010	By:	/s/ Michael T. Tate
Michael T. Tate
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slides used in the Deutsche Bank Securities’ 2011 Technology Conference on September 13, 2011.

99.2	Transcript from investor conference call on September 12, 2011 is attached as Exhibit 99.1 to the Current Report of Broadcom Corporation dated September 12, 2011 on Form 8-K filed with the Securities and Exchange Commission on September 13, 2011 (Commission File Number 000-23993), which Exhibit is incorporated by reference pursuant to Exchange Act Rule 12b-32(a).

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